POWER OF ATTORNEY

I, Marianne Harrison, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933:

Protection Variable Universal Life

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 9, 2009 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Marianne Harrison	Director	February 9, 2009
Marianne Harrison

POWER OF ATTORNEY

I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933:

Protection Variable Universal Life

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 9, 2009 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Marc Costantini	Director	February 9, 2009
Marc Costantini

POWER OF ATTORNEY

I, Steven A. Finch, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933:

Protection Variable Universal Life

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 10, 2009 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Steven A. Finch	Director	February 10, 2009
Steven A. Finch

POWER OF ATTORNEY

I, William P. Hicks III, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933:

Protection Variable Universal Life

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 9, 2009 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ William P. Hicks III	Director	February 9, 2009
William P. Hicks III

POWER OF ATTORNEY

I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933:

Protection Variable Universal Life

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 9, 2009 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Katherine MacMillan	Director	February 9, 2009
Katherine MacMillan

POWER OF ATTORNEY

I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933:

Protection Variable Universal Life

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 9, 2009 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Diana Scott	Director	February 9, 2009
Diana Scott

POWER OF ATTORNEY

I, Bruce R. Speca, in my capacity as a Director of John Hancock Life Insurance Company of New York (the “Company”), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Emanuel Alves, John Danello, Arnold R. Bergman, and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statement filed under the Securities Act of 1933:

Protection Variable Universal Life

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective February 9, 2009 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Bruce R. Speca	Director	February 9, 2009
Bruce R. Speca